UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	12/31/05

Date of reporting period:	06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

Multiple Managers

Exchange Traded

Alignment
and
Objectivity

Quarterly
Distributions

Monitoring
and Rebalancing

Institutional Quality

Q2
2005

ALL-STAR®
GROWTH FUND

Liberty All-Star Growth Fund
Second Quarter Report
June 30, 2005

LIBERTY ALL-STAR GROWTH FUND, INC.

Fund Statistics and Performance	2nd Quarter 2005	Year-to-Date

Period End Net Asset Value (NAV)	—	$5.77

Period End Market Price	—	$5.88

Period End Premium	—	1.9%

Distributions	$0.14	$0.29

Market Price Trading Range	$5.58 to $6.10	$5.58 to $6.68

Premium Range	1.4% to 5.1%	1.4% to 10.2%

Shares Valued at NAV	2.3%	(3.6)%

Shares Valued at NAV with Dividends Reinvested	2.2%	(3.7)%

Shares Valued at Market Price with Dividends Reinvested	0.9%	(6.6)%

Lipper Multi-Cap Growth Mutual Fund Average	3.1%	(1.5)%

Russell Growth Indices
Largecap	2.5%	(1.7)%
Midcap	3.4%	1.7%
Smallcap	3.5%	(3.6)%

S&P 500 Index	1.4%	(0.8)%

NASDAQ Composite Index	3.1%	(5.1)%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged Russell Indices, the S&P 500 Index and the NASDAQ Composite Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 32.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ON THE COVER

The photographs symbolize the Fund Fundamentals that were described in the Fund’s 2004 Annual Report.

President’s Letter

Fellow Shareholders:	July 2005

The U.S. equity market staged a moderate advance in the second quarter, gaining 1.4 percent, as measured by the S&P 500 Index. Through mid-year, the S&P 500 declined 0.8 percent, reflecting the 2.1 percent decline in the index during the first quarter of the year. The more growth-oriented NASDAQ Composite Index, meanwhile, gained 3.1 percent for the quarter, but remained off 5.1 percent through June 30 owing to a weak first quarter.

Three factors once again constrained the stock market. They were energy prices, as crude oil broke the psychologically important $60 a barrel barrier; rising interest rates, as the Federal Reserve took its key short-term rate up to 3.25 percent, the highest in more than four years; and the war in Iraq, which was marked by increasingly violent acts on the part of resistance forces.

There were, of course, offsets to these negative factors. The U.S. economy continues to show steady growth. Many economists envision full-year ’05 real GDP growth in the 3.5 percent range. In addition, inflation expectations remain relatively muted, the consensus for full-year CPI being in the 2.5 percent to 3.0 percent range. Corporate America remains in good shape, as well. Although year-over-year comparisons of earnings growth are not as strong as a year ago—when the economy was still accelerating—earnings have generally been strong. Further, corporate balance sheets remain healthy, which should bode well for future capital spending, merger and acquisition activity, dividend increases and share repurchases.

Turning to Liberty All-Star Growth Fund, the Fund posted a 2.3 percent gain with shares valued at net asset value (NAV) and increased 2.2 percent with shares valued at NAV with dividends reinvested. Shares valued at market price with dividends reinvested, however, rose only 0.9 percent. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 3.1 percent. The various Russell growth indices performed in a range from 2.5 percent to 3.5 percent, as shown in the table on the facing page. We were disappointed that the Fund did not have a stronger quarter.

As we analyze the past quarter, we are led to a continuing anomaly—the better relative performance of more speculative, lower quality stocks. The Fund’s investment managers seek to invest in high quality stocks, which are defined by growth and stability of earnings and dividends. We would have expected a higher quality portfolio to outperform in an environment in which economic growth that, while good, is slowing from ’03 and ’04 levels. Lower quality stocks generally outperform in the early stages of recovery, and we saw that in ’03 and early ’04. Thus, it is surprising to see lower quality continue to outperform for so long a period of time. Still, it would be misguided for us to shift direction or lower our quality standards in an effort to chase performance.

A closer look at the portfolio in the second quarter will shed some further light on what transpired and the reasons we believe in staying the course. As one would expect of a growth fund, the Fund was overweighted in technology. Although the stock selections of the Fund’s three investment managers within the tech sector added value, the Fund was negatively impacted because the sector as a whole underperformed. Similarly, within the consumer discretionary sector, the weak performance of Internet-based stocks negatively impacted performance. The Fund’s positions in eBay, Yahoo! and Amazon.com, three Internet industry leaders, hurt the Fund’s relative performance during the quarter.

The Fund’s investment managers could move into the energy, utility, real estate or other sectors that have been strong—but most of these companies do not meet their quality, growth and return on equity criteria. Unless one thinks quality growth as a style is a fundamentally flawed strategy, we believe investors will be better served by patience and a focus on sound implementation of well-conceived strategies.

The Fund’s investment managers have all experienced periods during which their respective growth styles have been out of favor. Those experiences have led them to develop an awareness of the need to question whether the pursuit of their investment discipline is at odds with some fundamental secular change, which they are somehow not recognizing. It is the age-old question that any successful investment manager sometime must face and that is, “Is it really different this time?” We remain confident that the Fund’s well-seasoned managers are capable of understanding and making those judgments.

Meanwhile, I urge you to read this quarter’s manager interview with John Jostrand, CFA, Principal of William Blair & Company. This investment manager focuses on large-cap growth, which has been one of the more out-of-favor areas of the market over the past few years. John shares some insights into that situation as well as some thoughts on how William Blair is managing its portion of the Fund’s portfolio. The interview begins on page 8.

Thank you for your ongoing support of the Fund. As always, we will continue to adhere to those policies and practices that best serve the long-term interests of shareholders.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s letter are those of the Fund’s President as of July 2005 and may not reflect his views on the date this report is first published or anytime thereafter.

Investment Managers/Portfolio Characteristics

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

MARKET CAPITALIZATION SPECTRUM
	SMALL	LARGE

PORTFOLIO CHARACTERISTICS AS OF JUNE 30, 2005 (UNAUDITED)

	S&P/BARRA GROWTH:
	SmallCap		MidCap		LargeCap		M.A.				William		Total
	600 Index		400 Index		500 Index		Weatherbie		TCW		Blair		Fund

Number of Holdings	229		178		176		61		54		37		146	*
Weighted Average Market Capitalization (billions)	$1.6		$4.1		$119.0		$2.4		$14.7		$56.1		$24.1
Average Five-Year Earnings Per Share Growth	14%		16%		17%		16%		37%		17%		21%
Dividend Yield	0.7%		0.9%		1.8%		0.4%		0.2%		0.9%		0.5%
Price/Earnings Ratio	22	x	23	x	21	x	25	x	38	x	23	x	27	x
Price/Book Value Ratio	3.7	x	4.1	x	4.8	x	4.3	x	6.5	x	5.2	x	5.3	x

*Certain holdings are held by more than one manager.

Investment Growth as of June 30, 2005

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through June 30, 2005. This covers the period since the Fund commenced its 10 percent distribution policy in 1997.

The dark green region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $15,276 (this value includes distributions per share totaling $8.25 during the period).

The light green region of the graph depicts additional value realized through reinvestment of all distributions and full participation in all the rights offerings under the terms of each offering. On three occasions, the Fund has conducted rights offerings that allowed shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $16,566.

Table of Distributions and Rights Offerings

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE ONE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ADDITIONAL SHARE		PRICE

1997	$1.24

1998	1.35	July	10		$12.41

1999	1.23

2000	1.34

2001	0.92	September	8		6.64

2002	0.67

2003	0.58	September	8	*	5.72

2004	0.63

2005
1st Quarter	0.15
2nd Quarter	0.14

*The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Top 20 Holdings and Economic Sectors*

	AS OF	AS OF
TOP 20 HOLDINGS (PERCENT OF NET ASSETS)	JUNE 30, 2005	MARCH 31, 2005

Yahoo!, Inc.	3.1%	2.5%
The Corporate Executive Board Co.	2.1	1.7
eBay, Inc.	1.9	2.2
Medtronic, Inc.	1.6	1.6
Dell, Inc.	1.6	1.5
Danaher Corp.	1.6	1.7
Fastenal Co.	1.5	1.4
Paychex, Inc.	1.5	1.6
ResMed, Inc.	1.5	1.3
UTI Worldwide, Inc.	1.4	1.4
Kohl’s Corp.	1.4	1.1
First Data Corp.	1.3	1.3
Bed Bath & Beyond, Inc.	1.3	1.1
UnitedHealth Group, Inc.	1.3	1.8
Walgreen Co.	1.3	1.3
Education Management Corp.	1.2	0.9
Juniper Networks, Inc.	1.2	1.1
Affiliated Managers Group	1.1	1.0
Taiwan Semiconductor Manufacturing Co., Ltd.	1.1	1.0
P.F. Chang’s China Bistro, Inc.	1.1	1.1
	30.1%	28.6%

	AS OF	AS OF
ECONOMIC SECTORS (PERCENT OF NET ASSETS)	JUNE 30, 2005	MARCH 31, 2005

Information Technology	30.8%	31.9%
Consumer Discretionary	19.5	17.1
Health Care	19.2	19.5
Industrials	14.0	15.8
Financials	6.0	7.1
Energy	3.9	2.4
Consumer Staples	3.4	3.4
Materials	1.0	1.0
Telecommunication Services	0.2	0.4
Other Net Assets	2.0	1.4
	100.0%	100.0%

*    Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Major Stock Changes in the Second Quarter

The following are the major ($750,000 or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the second quarter of 2005.

		SHARES AS OF
SECURITY NAME	PURCHASES (SALES)	JUNE 30,2005

PURCHASES
Adobe Systems, Inc.	12,805	25,970	*
Apollo Group, Inc., Class A	14,350	14,350
National-Oilwell Varco, Inc.	20,100	20,100
Sanofi-Aventis	28,020	28,020
Smith International, Inc.	14,800	14,800
Yahoo!, Inc.	26,525	139,325

SALES
Harley-Davidson, Inc.	(23,555)	0
Intuit, Inc.	(27,100)	0
Maxim Integrated Products, Inc.	(30,100)	36,900
Patterson Companies, Inc.	(16,323)	17,835
T. Rowe Price Group, Inc.	(24,600)	0
UnitedHealth Group, Inc.	(11,340)	37,085	*
Univision Communications, Inc.	(42,540)	0
Wal-Mart Stores, Inc.	(33,700)	0
Xilinx, Inc.	(33,200)	55,400
Zimmer Holdings, Inc.	(12,495)	0

*Adjusted for stock split

Manager Interview

John F. Jostrand, CFA

William Blair & Company, L.L.C.

William Blair makes decisions from a bottom-up perspective— but keeps an eye on macro factors

William Blair is one of Liberty All-Star Growth Fund’s three investment managers. Chicago-based William Blair is a growth style manager emphasizing disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over a long period of time. At the core of the firm is a team of analysts who perform research aimed at identifying companies that have the opportunity to grow in a sustainable manner. Recently, we had the opportunity to talk with Principal and Portfolio Manager John F. Jostrand, CFA. The Fund’s Investment Advisor, Banc of America Investment Advisors, serves as moderator for the interview.

The views expressed in this interview represent the portfolio manager’s position at the time of the discussion (July 2005) and are subject to change.

Investors keep awaiting a turn toward growth stocks, one, and large cap stocks, two. We saw some evidence in the second quarter that a change may be taking place—but returns were modest. What’s going on and what has to happen for large growth to assume market leadership?

I have some thoughts that I’ll put into three categories: macro factors, sector-related factors and valuation. The macro thought: Growth and value sometimes respond differently depending on whether the economy is accelerating or decelerating. We’ve always had the notion that value stocks respond well in a cyclically strong environment, and obviously in ’03 and ’04 you had good earnings growth and a strong cyclical profit recovery, even though GDP was reasonably steady through the period. So, it was not too surprising that value had a good run. Since then, the rate of earnings growth has slowed significantly and forecasts currently are for 7 percent earnings growth for full-year ’05 decelerating to 5 percent in ’06. That should bode reasonably well for growth stocks.

Given that deceleration, you have to look a little bit deeper into the various sectors that are driving performance. Number one on that list is energy. You could almost look at that and nothing else. In the quarter just past, energy accounted for about 40 percent of S&P 500 earnings growth compared to an average of about 20 percent in the preceding four quarters. Meanwhile, the materials sector, which has a low weighting among growth

“In the quarter just past, energy accounted for about 40 percent of S&P 500 earnings growth compared to an average of about 20 percent in the preceding four quarters.”

indices, accounted for about 11 percent of S&P earnings growth in the second quarter versus an average 6 percent for the previous four quarters. So, those two sectors accounted for about half of S&P earnings growth. Thus, we haven’t seen growth begin to outperform because there have been conditions steering market returns. We are also seeing some leading indicators that value may be fading. These include certain cyclical commodities, such as the spot lumber price, which is down pretty significantly, and scrap steel, which has been flat for some time. Ethylene is another commodity that has begun to soften.

“...you can buy a pharmaceutical stock for about the same P/E as a REIT. This is like a three standard deviation event—very unusual.”

In terms of valuation, when the tax rate on dividends was lowered we saw increased investor interest in dividend-paying stocks. Utility stocks and real estate investment trusts (REITs), for example, got a boost. Then, the Fed started raising short-term interest rates and, surprisingly, the interest rate on the long bond fell. As income-oriented investors searched for yield in a low interest rate environment, those dividend-paying stocks became even more attractive and as investor demand increased their valuations kept increasing. So, in wondering about how far these valuations could become stretched, I compared REITs, which are known for attractive yields, to large-cap pharmaceutical companies, a traditional growth group. Taking Pfizer as an example, when Viagra was approved in 1998-99, Pfizer was selling at 40 times earnings. The large-cap pharma group as a whole was selling for almost three and one-half times the REIT group based on price-to-earnings ratios. That had changed from about parity with REITs in 1993 when Hillary Clinton was promoting her universal health care coverage plan and the pharmas sold off. Both of those were extremes; the relationship between large-cap pharma and REITs historically averages about 1.75 times pharma-to-REITs. Now, in 2005, we’re back to parity again—in other words, you can buy a pharmaceutical stock for about the same P/E as a REIT. This is like a three standard deviation event—very unusual. You could do the same thing comparing utility stocks to semiconductor stocks and you’d find a similar extreme. It’s like everyone is on the value side of the boat. When someone goes to the other side and finds there’s a better view, we could see everyone stampeding to the growth side of the boat.

What about the quality issue? Recently lower quality stocks have generally provided better returns than higher quality stocks.

The market has generally been working its way back toward the higher quality side of things. For example, last summer you had a pretty solid move toward higher quality. When the market was strong in the fourth quarter of 2004, there was a little bit of a retrenchment. In the tough environment of the first quarter this year, you again had pretty strong reversion towards the higher quality side of the equation followed by a little bit of backsliding in the quarter just past. So, it has been kind of two forward steps, one back. What we expect to see going forward, given the slower earnings growth, is more steady progress on the higher quality side.

How do you at William Blair balance top down and bottom up factors? We see energy costs, interest rates and other macro factors going in one direction, while earnings performance from many individual companies has been relatively strong. There is this little tug of war going on, so how do you look at those two factors?

For the most part, we’re bottom-up decision-makers. As external factors come into play in the market, our point of view is generally to apply them at the company or industry level, and try to understand how these influences will change the competitive balance. We seek to find out if these factors will alter a company’s strategy or its competitive position. But, macro calls are generally tall weeds for us.

That said, something as important as the change in supply/demand relationships in the energy markets and their effect on inflation is something that you have to figure into your market valuation framework. Same with interest rates. Factors such as these tend to have a bigger effect on growth stocks than value stocks. So, we have had to wrestle with the idea over the last 12 months that there would be general pressure from those two factors on valuations. To see how it enters into our thinking, when we sort our portfolio from the lowest P/E ratios to the highest, we look at those high P/E stocks in particular to confirm our expectations given what we know about the external environment.

What’s a stock that you recently added to the portion of the Liberty All-Star Growth Fund portfolio that you manage and why did you buy it?

Nike was a stock we bought for the portfolio toward the end of the quarter. There was a time when you could have thought of Nike as T-shirts and sneakers and not much else. Profit margins over the years were generally erratic and below many other consumer-related companies. But we noticed that over the previous two years there had been a general improvement in Nike’s profit margins.

So, we began to analyze further and what we’ve come away with is a company that we expect, over the next four to five years, will grow well above average—say, 15 to 16 percent—and yet the company is still selling at an attractive valuation. We met with management and talked with sporting goods retailers and competitors. We learned that when Nike focuses on something, they do a very good job at it. Now, they have reached a breadth and a depth of capabilities where they can focus on several things at the same time.

“What we expect to see going forward, given the slower earnings growth, is more steady progress on the higher quality side.”

Another strong theme is geographies — China and the ’08 Olympics, for example. Back here in North America, or in Europe or the Middle East, Nike is building very close connections with enthusiasts in a variety of micro-segments. We began to think in terms of a Procter & Gamble and the way that company has brand managers focused on very specialized niches. Nike is creating multiple niches, both geographically and in athletic segments, such as women’s fitness. Nike will take a category, like women’s fitness, and break it down further into aerobic dance, for example, and develop products for that niche. The company has also done a good job in golf—the last thing you saw on Tiger Woods’ ball as it disappeared into the cup on the sixteenth hole during the final round of the Masters was a close-up of the Nike logo. The same is true of hockey and what the rest of the world calls football and we call soccer.

Schedule of Investments as of June 30, 2005 (Unaudited)

COMMON STOCKS (98.0%)

	SHARES	MARKET VALUE

CONSUMER DISCRETIONARY (19.5%)

Auto Components (0.2%)
LKQ Corp. (a)	10,292	$279,428

Automobiles (0.6%)
Thor Industries, Inc.	27,554	866,022

Diversified Consumer Services (4.0%)
Apollo Group, Inc., Class A (a)	14,350	1,122,457
Bright Horizons Family Solutions, Inc. (a)	41,306	1,681,980
Education Management Corp. (a)	56,777	1,915,088
Strayer Education, Inc.	4,200	362,292
Universal Technical Institute, Inc. (a)	31,146	1,034,047
		6,115,864

Hotels, Restaurants & Leisure (4.2%)
The Cheesecake Factory, Inc. (a)	46,825	1,626,232
Four Seasons Hotels, Inc.	12,100	799,810
International Speedway Corp., Class A	9,948	559,674
Life Time Fitness, Inc. (a)	17,555	575,980
P.F. Chang’s China Bistro, Inc.	29,396	1,733,776
Texas Roadhouse, Inc., Class A (a)	12,654	439,727
Wynn Resorts Ltd. (a)	14,600	690,142
		6,425,341

Internet & Catalog Retail (2.7%)
Amazon.com, Inc. (a)	36,600	1,210,728
eBay, Inc. (a)	89,500	2,954,395
		4,165,123

Leisure Equipment & Products (0.2%)
Marvel Enterprises, Inc. (a)	14,567	287,261

Media (2.9%)
Carmike Cinemas, Inc.	22,476	689,564
Comcast Corp., Class A (a)	45,200	1,353,740
Getty Images, Inc. (a)	20,151	1,496,413
Lamar Advertising Co., Class A (a)	10,700	457,639
Westwood One, Inc.	26,830	548,137
		4,545,493

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

Multi-line Retail (1.8%)
Dollar Tree Stores, Inc. (a)	31,732	$761,568
Kohl’s Corp. (a)	37,232	2,081,641
		2,843,209

Specialty Retail (2.5%)
Bed Bath & Beyond, Inc. (a)	46,975	1,962,616
Chico’s FAS, Inc. (a)	17,000	582,760
Guitar Center, Inc. (a)	10,208	595,841
Urban Outfitters, Inc. (a)	12,300	697,287
		3,838,504

Textiles, Apparel & Luxury Goods (0.4%)
NIKE, Inc., Class B	7,300	632,180

CONSUMER STAPLES (3.4%)

Beverages (0.9%)
PepsiCo, Inc.	24,350	1,313,196

Food & Staples Retailing (1.8%)
United Natural Foods, Inc. (a)	29,282	889,294
Walgreen Co.	42,005	1,931,810
		2,821,104

Personal Products (0.7%)
Avon Products, Inc.	30,225	1,144,016

ENERGY (3.9%)

Energy Equipment & Services (3.0%)
Atwood Oceanics, Inc. (a)	1,220	75,103
CARBO Ceramics, Inc.	7,986	630,575
Hydril (a)	10,452	568,066
National-Oilwell Varco, Inc. (a)	20,100	955,554
Patterson-UTI Energy, Inc.	32,281	898,380
Schlumberger Ltd.	7,255	550,945
Smith International, Inc.	14,800	942,760
		4,621,383

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

Oil, Gas & Consumable Fuels (0.9%)
Golar LNG Ltd. (a)	33,593	$403,116
Pioneer Drilling Co. (a)	15,743	240,238
Suncor Energy, Inc.	16,470	779,360
		1,422,714

FINANCIALS (6.0%)

Capital Markets (2.5%)
Affiliated Managers Group, Inc. (a)	25,730	1,758,131
The Goldman Sachs Group, Inc.	13,580	1,385,432
SEI Investments Co.	18,400	687,240
		3,830,803

Commercial Banks (0.7%)
Commerce Bancorp, Inc.	19,300	584,983
Signature Bank (a)	22,100	539,240
		1,124,223

Consumer Finance (0.7%)
SLM Corp.	20,260	1,029,208

Diversified Financial Services (1.0%)
Financial Federal Corp.	37,575	1,451,898

Insurance (1.1%)
Brown & Brown, Inc.	18,751	842,670
Montpelier Re Holdings Ltd.	12,262	424,020
Platinum Underwriters Holdings Ltd.	15,488	492,828
		1,759,518

HEALTH CARE (19.2%)

Biotechnology (4.7%)
Affymetrix, Inc. (a)	18,700	1,008,491
Amgen, Inc. (a)	24,900	1,505,454
Charles River Laboratories International, Inc. (a)	11,177	539,290
Cubist Pharmaceuticals, Inc. (a)	22,500	296,325
Encysive Pharmaceuticals, Inc. (a)	25,200	272,412
Enzon Pharmaceuticals, Inc. (a)	36,838	238,710

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

Biotechnology (continued)
Genentech, Inc. (a)	20,600	$1,653,768
ID Biomedical Corp. (a)	13,900	227,126
Martek Biosciences Corp. (a)	22,986	872,319
Neurocrine Biosciences, Inc. (a)	6,000	252,360
Onyx Pharmaceuticals, Inc. (a)	12,300	293,724
Oscient Pharmaceuticals Corp. (a)	54,220	143,683
		7,303,662

Health Care Equipment & Supplies (6.4%)
Alcon, Inc.	12,725	1,391,479
Boston Scientific Corp. (a)	12,530	338,310
Foxhollow Technologies, Inc. (a)	21,200	811,324
IntraLase Corp. (a)	31,100	610,182
Kyphon, Inc. (a)	20,900	727,111
Medtronic, Inc.	47,755	2,473,232
PolyMedica Corp.	32,594	1,162,302
ResMed, Inc. (a)	35,595	2,348,914
		9,862,854

Health Care Providers & Services (5.1%)
The Advisory Board Co. (a)	16,895	823,462
Caremark Rx, Inc. (a)	20,785	925,348
Express Scripts, Inc., Class A (a)	13,600	679,728
Lincare Holdings, Inc. (a)	39,386	1,608,524
Patterson Companies, Inc. (a)	17,835	804,002
UnitedHealth Group, Inc.	37,085	1,933,612
VCA Antech, Inc. (a)	45,299	1,098,501
		7,873,177

Pharmaceuticals (3.0%)
Allergan, Inc.	12,495	1,065,074
Eli Lilly & Co.	17,330	965,454
Nektar Therapeutics (a)	13,700	230,708
Pfizer, Inc.	41,450	1,143,191
Sanofi-Aventis (b)	28,020	1,148,540
		4,552,967

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

INDUSTRIALS (14.0%)

Air Freight & Logistics (1.4%)
UTI Worldwide, Inc.	30,805	$2,144,644

Commercial Services & Supplies (7.0%)
Alliance Data Systems Corp. (a)	24,000	973,440
ChoicePoint, Inc. (a)	12,100	484,605
Cintas Corp.	27,824	1,074,007
The Corporate Executive Board Co.	40,739	3,191,086
Monster Worldwide, Inc. (a)	19,200	550,656
Resources Connection, Inc. (a)	34,800	808,404
Robert Half International, Inc.	33,900	846,483
Stericycle, Inc. (a)	13,544	681,534
Waste Connections, Inc. (a)	17,973	670,213
West Corp. (a)	39,992	1,535,693
		10,816,121

Construction & Engineering (0.4%)
Chicago Bridge & Iron Co., N.V.	26,200	598,932

Electrical Equipment (0.2%)
II-VI, Inc. (a)	17,245	317,136

Industrial Conglomerates (1.9%)
3M Co.	20,930	1,513,239
General Electric Co.	43,410	1,504,156
		3,017,395

Machinery (1.6%)
Danaher Corp.	46,290	2,422,819

Trading Companies & Distributors (1.5%)
Fastenal Co.	38,605	2,364,942

INFORMATION TECHNOLOGY (30.8%)

Communications Equipment (4.2%)
Avocent Corp. (a)	25,277	660,741
Ixia (a)	34,117	663,235
Juniper Networks, Inc. (a)	75,400	1,898,572
Packeteer, Inc. (a)	28,062	395,674

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

Communications Equipment (continued)
Polycom, Inc. (a)	68,795	$1,025,733
QUALCOMM, Inc.	13,695	452,072
Research In Motion Ltd. (a)	19,600	1,445,500
		6,541,527

Computers & Peripherals (3.3%)
Dell, Inc. (a)	61,925	2,446,657
EMC Corp. (a)	106,150	1,455,316
Network Appliance, Inc. (a)	42,800	1,209,956
		5,111,929

Electronic Equipment & Instruments (1.3%)
Cogent, Inc. (a)	26,900	767,995
Cognex Corp.	24,925	652,786
National Instruments Corp.	30,438	645,285
		2,066,066

Internet Software & Services (4.9%)
Ctrip.com International Ltd.	3,405	173,246
VeriSign, Inc. (a)	38,300	1,101,508
WebEx Communications, Inc. (a)	41,501	1,096,042
Websense, Inc. (a)	8,700	418,035
Yahoo!, Inc. (a)	139,325	4,827,611
		7,616,442

IT Services (6.1%)
Accenture Ltd., Class A (a)	67,450	1,529,092
CheckFree Corp. (a)	16,300	555,178
Cognizant Technology Solutions Corp., Class A (a)	21,300	1,003,869
First Data Corp.	49,980	2,006,197
Forrester Research, Inc. (a)	25,977	463,170
Paychex, Inc.	72,395	2,355,733
SRA International, Inc., Class A (a)	42,904	1,489,627
		9,402,866

Office Electronics (0.9%)
Zebra Technologies Corp., Class A (a)	30,329	1,328,107

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

Semiconductors & Semiconductor Equipment (7.2%)
Broadcom Corp., Class A (a)	19,600	$695,996
Intel Corp.	43,020	1,121,101
Linear Technology Corp.	42,510	1,559,692
Marvell Technology Group Ltd. (a)	18,800	715,152
Maxim Integrated Products, Inc.	36,900	1,409,949
Microchip Technology, Inc.	56,107	1,661,889
Semtech Corp. (a)	44,080	733,932
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	190,922	1,741,208
Xilinx, Inc.	55,400	1,412,700
		11,051,619

Software (2.9%)
Adobe Systems, Inc.	25,970	743,261
American Reprographics Co. (a)	37,265	599,594
Interwoven, Inc. (a)	47,567	358,180
NAVTEQ Corp. (a)	24,100	896,038
Opsware, Inc. (a)	68,500	350,720
Red Hat, Inc. (a)	44,200	579,020
Salesforce.com, Inc. (a)	43,100	882,688
		4,409,501

MATERIALS (1.0%)

Chemicals (1.0%)
Praxair, Inc.	32,585	1,518,461

TELECOMMUNICATION SERVICES (0.2%)

Diversified Telecommunication Services (0.2%)
NeuStar, Inc., Class A (a)	11,095	284,032

TOTAL COMMON STOCKS (COST OF $131,701,284)		151,121,687

See Notes to Schedule of Investments.

	PAR VALUE	MARKET VALUE

SHORT-TERM INVESTMENT (2.2%)

REPURCHASE AGREEMENT (2.2%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/05, due 07/01/05 at 2.70%, collateralized by U.S. Treasury Bonds with various maturities to 11/15/16, market value of $3,408,300 (repurchase proceeds $3,335,250) (Cost of $3,335,000)	$3,335,000	$3,335,000

TOTAL INVESTMENTS (100.2%) (COST OF $135,036,284) (c)		154,456,687

OTHER ASSETS & LIABILITIES, NET (-0.2%)		(343,233)

NET ASSETS (100.0%)		$154,113,454

NET ASSET VALUE PER SHARE (26,709,972 SHARES OUTSTANDING)		$5.77

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

(c) Cost of investments for both financial statements and federal income tax purposes is the same.

Gross unrealized appreciation and depreciation of investments at June 30, 2005 is as follows:

Gross unrealized appreciation	$29,407,952
Gross unrealized depreciation	(9,987,549)
Net unrealized appreciation	$19,420,403

See Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments at market value (identified cost $135,036,284)	$154,456,687
Cash	1,484
Foreign currency (cost of $726)	730
Receivable for investments sold	4,411,499
Dividends and interest receivable	98,539
Foreign tax reclaim	4,737
Other assets	13,820
TOTAL ASSETS	158,987,496

LIABILITIES:
Payable for investments purchased	4,491,869
Investment advisory, administrative and bookkeeping/pricing fees payable	382,173
TOTAL LIABILITIES	4,874,042
NET ASSETS	$154,113,454

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 26,709,972 shares outstanding)	$143,120,322
Accumulated net investment loss	(448,809)
Accumulated net realized loss on investments	(7,978,466)
Net unrealized appreciation on investments and foreign currency translations	19,420,407

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($5.77 PER SHARE)	$154,113,454

See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividends		$499,186
Interest		42,189

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $17,463)		541,375

EXPENSES:
Investment advisory fee	$607,523
Administrative fee	151,787
Bookkeeping and pricing fees	17,956
Custodian fees	12,069
Transfer agent fees	61,904
Shareholder communication expenses	53,328
Directors’ fees and expenses	14,137
NYSE fee	19,993
Miscellaneous expenses	51,636

TOTAL EXPENSES		990,333

CUSTODY EARNINGS CREDIT		(177)

NET EXPENSES		990,156

NET INVESTMENT LOSS		(448,781)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions:
Proceeds from sales	45,798,012
Cost of investments sold	44,764,434
Net realized gain on investment transactions		1,033,578

Net unrealized appreciation on investments and foreign currency:
Beginning of period	26,071,976
End of period	19,420,407
Change in unrealized appreciation-net		(6,651,569)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(6,066,772)

See Notes to Financial Statements.

		YEAR ENDED
	SIX MONTHS ENDED	DECEMBER 31,
STATEMENT OF CHANGES IN NET ASSETS	JUNE 30, 2005	2004
	(UNAUDITED)

OPERATIONS:

Net investment loss	$(448,781)	$(1,288,762)
Net realized gain on investment transactions	1,033,578	9,179,023
Change in unrealized appreciation-net	(6,651,569)	2,569,139
Net increase (decrease) in net assets resulting from operations	(6,066,772)	10,459,400

DISTRIBUTIONS DECLARED FROM:

Paid-in capital	(7,099,597)	(7,258,640)
Net realized gain on investments	(528,916)	(8,767,776)
Total distributions	(7,628,513)	(16,026,416)

CAPITAL TRANSACTIONS:

Dividend reinvestments	3,164,055	7,306,720
Total increase (decrease) in net assets	(10,531,230)	1,739,704

NET ASSETS:

Beginning of period	164,644,684	162,904,980

End of period (including accumulated net investment loss of $(448,809) and $(28), respectively).	$154,113,454	$164,644,684

See Notes to Financial Statements.

Financial Highlights

	SIX MONTHS ENDED		YEAR ENDED DECEMBER 31,
	JUNE 30, 2005		2004	2003	2002
	(UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$6.29		$6.51	$5.44	$8.31
Income from Investment Operations:
Net investment income (loss)	(0.02)		(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.21)		0.46	1.79	(2.13)
Total from Investment Operations	(0.23)		0.41	1.73	(2.20)
Less Distributions from:
Net investment income	—		—	—	—
Paid-in capital	(0.27)		(0.29)	(0.26)	(0.67)
Realized capital gain	(0.02)		(0.34)	(0.32)	—
In excess of realized capital gain	—		—	—	—
Total Distributions	(0.29)		(0.63)	(0.58)	(0.67)
Change due to rights offering (b)	—		—	(0.08)	—
Impact of shares issued in dividend reinvestment (c)	—		—	—	—
Total Distributions, Reinvestments and Rights Offering	(0.29)		(0.63)	(0.66)	(0.67)
Net asset value at end of period	$5.77		$6.29	$6.51	$5.44
Market price at end of period	$5.88		$6.61	$6.83	$5.05

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value	(3.7	)%(e)	6.7%	33.7%	(27.2)%
Based on market price	(6.6	)%(e)	6.9%	51.1%	(32.6)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$154		$165	$163	$112
Ratio of expenses to average net assets (f)	1.31	%(g)	1.31%	1.34%	1.38%
Ratio of net investment income (loss) to average net assets (f)	(0.59	)%(g)	(0.82)%	(0.94)%	(1.07)%
Portfolio turnover rate	27	%(e)	28%	37%	25%

(a)   Banc of America Investment Advisors, Inc. assumed complete management responsibilities of the Fund in November 1995.

(b)   Effect of Fund’s rights offerings for shares at a price below net asset value.

(c)   Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(d)   Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

See Notes to Financial Statements.

	YEAR ENDED DECEMBER 31,
	2001	2000	1999	1998	1997	1996	1995(a)

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$10.86	$13.44	$13.03	$12.89	$11.27	$10.55	$9.95
Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.09)	(0.05)	(0.03)	(0.02)	0.01	0.31
Net realized and unrealized gain (loss) on investments	(1.50)	(1.15)	1.83	1.73	2.88	1.86	1.05
Total from Investment Operations	(1.59)	(1.24)	1.78	1.70	2.86	1.87	1.36
Less Distributions from:
Net investment income	—	—	—	—	—	(0.01)	(0.31)
Paid-in capital	(0.92)	(0.05)	—	(0.83)	—	—	—
Realized capital gain	—	(1.22)	(1.23)	(0.52)	(1.24)	(1.01)	(0.45)
In excess of realized capital gain	—	(0.07)	—	—	—	—	—
Total Distributions	(0.92)	(1.34)	(1.23)	(1.35)	(1.24)	(1.02)	(0.76)
Change due to rights offering (b)	(0.04)	—	—	(0.21)	—	—	—
Impact of shares issued in dividend reinvestment (c)	—	—	(0.14)	—	—	(0.13)	—
Total Distributions, Reinvestments and Rights Offering	(0.96)	(1.34)	(1.37)	(1.56)	(1.24)	(1.15)	(0.76)
Net asset value at end of period	$8.31	$10.86	$13.44	$13.03	$12.89	$11.27	$10.55
Market price at end of period	$8.33	$9.438	$10.813	$11.438	$11.938	$9.250	$9.375

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value	(13.7)%	(9.1)%	15.9%	15.3%	27.3%	18.3%	14.6%
Based on market price	(0.5)%	(1.8)%	6.2%	9.3%	43.6%	9.3%	19.3%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$163	$180	$219	$199	$167	$137	$120
Ratio of expenses to average net assets (f)	1.41%	1.21%	1.20%	1.22%	1.20%	1.35%	1.42%
Ratio of net investment income (loss) to average net assets (f)	(1.12)%	(0.71)%	(0.37)%	(0.22)%	(0.18)%	0.06%	2.87%
Portfolio turnover rate	41%	62%	71%	33%	57%	51%	82%

(e)   Not annualized.

(f)    The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)   Annualized.

See Notes to Financial Statements.

Notes to Financial Statements June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue up to 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Distributions paid from:
Ordinary income	$8,767,776
Long-term capital gains	—
8,767,776
Return of capital	7,326,081
$16,093,857

The following capital loss carryforwards, determined as of December 31, 2004, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of	Capital Loss
Expiration	Carryforward

2010	$8,256,606

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Banc of America Investment Advisors, Inc. (“BAIA”), formerly known as Liberty Asset Management Company, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor of the Fund. BAIA receives a quarterly investment advisory fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate

First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Manager Agreements, BAIA pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by BAIA and is based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate

First $300 million	0.40%
Over $300 million	0.36%

Administration Fee

BAIA provides administrative and other services for a quarterly administration fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate

First $300 million	0.20%
Over $300 million	0.18%

Pricing and Bookkeeping Fees

Columbia Management Advisors, Inc. (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, Columbia pays the total fees collected from the Fund for these services to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund’s average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate was 0.024%.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

With the exception of one officer, all officers of the Fund are employees of BAIA or its affiliates and receive no compensation from the Fund. The Board of Directors appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund’s fee for the office of the Chief Compliance Officer will not exceed $15,000 per year.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $832 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $40,438,248 and $45,798,012, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2005, the Fund used Banc of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Banc of America Securities during the period were $1,315.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2005 and the year ended December 31, 2004, distributions in the amount of $3,164,055 and $7,306,720, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 535,995 and 1,166,652 shares, respectively.

Board Consideration and Re-approval of the Investment Advisory Contracts

The Investment Company Act of 1940 requires that the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether or not to re-approve them for an additional year. At its meeting on May 9, 2005, the Board, including all of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and Banc of America Investment Advisors, Inc. (“BAIA”) and the three separate Portfolio Management Agreements, each among the Fund, BAIA and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Directors met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Directors requested certain information from BAIA and each Portfolio Manager. In response to these requests, the Independent Directors received extensive reports from BAIA and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by BAIA and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by BAIA; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to BAIA and each Portfolio Manager from their relationships with the Fund; and (6) other general information about BAIA and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Directors considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by BAIA, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered BAIA’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by BAIA and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at BAIA responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of BAIA and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by BAIA and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that BAIA and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of each of BAIA and the respective Portfolio Managers was sound.

Investment Performance

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Directors a generally consistent pattern of favorable long-term performance for shareholders of the Fund.

Costs of the Services Provided to the Fund and the Profits Realized by BAIA from its Relationship with the Fund

Costs of Services to the Fund: Fees and Expenses. The Board reviewed the fees paid by the Fund to BAIA and the fees paid by BAIA to the Portfolio Managers as well as information provided by BAIA about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by BAIA and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by BAIA, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of BAIA and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to BAIA and the fees payable by BAIA to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees BAIA and the Portfolio Managers charge to other clients.

Profitability and Costs of Services to BAIA

The Board reviewed reports of the financial position of each of BAIA and the Portfolio Managers. The Board determined that the profitability of BAIA was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Directors also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that BAIA or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged BAIA’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by BAIA and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with BAIA and BAIA’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, BAIA and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues.

Dividend Reinvestment Plan

Each registered shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863).

If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether or not you wish to participate in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

Results of Annual Meeting of Shareholders

On April 29, 2005, the Annual Meeting of Shareholders of the Fund was held to elect two (2) Directors. On March 9, 2005, the record date for the Meeting, the Fund had outstanding 26,173,977 shares of common stock. The votes cast at the Meeting were as follows:

1. Proposal to elect two (2) Directors:

	For	Withheld

John A. Benning	23,395,940	449,321

William E. Mayer	23,328,907	516,354

The Board of Directors is divided into the following three classes, each with a term expiring in the indicated year:

2006	2007	2008

John J. Neuhauser	Richard W. Lowry	John A. Benning

		William E. Mayer

Description of Lipper Benchmark and Market Indices

Lipper Multi-Cap Growth Mutual Fund Average - The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index - Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000 Index - Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index (Largecap) - Measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap Growth Index - Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000 Growth Index (Smallcap) - Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index - A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

INVESTMENT ADVISOR

Banc of America Investment Advisors, Inc.

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

EquiServe Trust Company, N.A. c/o

Computershare Shareholder Services, Inc.

P.O. Box 43010

Providence, Rhode Island 02940-3010

1-800-LIB-FUND (1-800-542-3863)

www.equiserve.com

LEGAL COUNSEL

Kirkpatrick and Lockhart

Nicholson Graham LLP

1800 Massachusetts Avenue, NW

Washington, DC 20036-1800

DIRECTORS

John A. Benning*

Thomas W. Brock*

Richard W. Lowry*, Chairman

William E. Mayer

Dr. John J. Neuhauser*

OFFICERS

William R. Parmentier, Jr.,

President and Chief Executive Officer

Mark T. Haley, CFA, Vice President

J. Kevin Connaughton, Treasurer

Mary Joan Hoene,

Chief Compliance Officer

and Senior Vice President

Michael G. Clarke,

Chief Accounting Officer

Jeffrey R. Coleman, Controller

David A. Rozenson, Secretary

*Member of the audit committee.

A description of the fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC’s website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Cover image of the New York Stock Exchange facade used with permission of NYSE.

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended June 30, 2005, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty All-Star Growth Fund, Inc.

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 29, 2005

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	August 29, 2005